Intangible and Other Assets, Net (Tables)	12 Months Ended
Dec. 31, 2012
Intangible and Other Assets, Net

Intangible and other assets, net consisted of the following (in thousands):

	As of December 31,
	2011	2012
Internet domain names	$15,256	$14,910
Less accumulated amortization	(14,535)	(14,590)

Internet domain names, net	721	320
Other assets:
Registration fees, net	1,142	9
Other	328	282

Total intangibles and other assets, net	$2,191	$611